                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 15, 1999
                                         --------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



          Virginia                        0-25762              54-1719855
-------------------------------         ------------       -------------------
(State or other jurisdiction of         (Commission          (IRS Employer
        incorporation)                  File Number)       Identification No.)


     11013 West Broad Street Road, Glen Allen, Virginia             23060
     --------------------------------------------------           ----------
        (Address of principal executive offices)                  (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.     OTHER EVENTS

            The February 1999 monthly Certificateholder's Statements to investors were distributed March 15, 1999.


ITEM 7 (c). EXHIBITS

            The following are filed as exhibits to this Report under Exhibit 20:

            1.    February Performance Summary
            2. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of February 1999.
            3. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of February 1999.
            4. Series 1994-A Certificateholder's Statement for the month of February 1999.
            5. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of February 1999.
            6. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of February 1999.
            7. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of February 1999.
            8. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of February 1999.
            9. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of February 1999.
            10. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of February 1999.
            11. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of February 1999.
            12. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of February 1999.
            13. Series 1998-2 Class A and Class B Certificateholder's Statements for the month of February 1999.
            14. Series 1998-3 Class A and Class B Certificateholder's Statements for the month of February 1999.
            15. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of February 1999.

            16. Series 1998-5 Certificateholder's Statement for the month of February 1999.
            17. Series 1998-6 Certificateholder's Statement for the month of February 1999.
            18.   Trust Excess Spread Analysis





                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CAPITAL ONE MASTER TRUST

                                       By:   CAPITAL ONE BANK
                                             Servicer


                                       By:   /s/ David M. Willey
                                             -----------------------------------
                                             David M. Willey
                                             Senior Vice President and Treasurer
Date:  March 15, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                             ----------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K






                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                             SEQUENTIALLY
EXHIBIT                                                                      NUMBERED
NUMBER          EXHIBITS                                                     PAGE
------          --------                                                     ------------
  1             February Performance Summary                                          07

  2             Series 1993-4 Class A and Class B Certificate-
                holder's Statements for the month of February 1999                    09

  3             Series 1994-3 Class A and Class B Certificate-
                holder's Statements for the month of February 1999                    11

  4             Series 1994-A Certificateholder's Statement for
                the month of February 1999                                            13

  5             Series 1995-1 Class A and Class B Certificate-
                holder's Statements for the month of February 1999                    14

  6             Series 1995-3 Class A and Class B Certificate-
                holder's Statements for the month of February 1999                    16

  7             Series 1996-1 Class A and Class B Certificate-
                holder's Statements for the month of February 1999                    18

  8             Series 1996-2 Class A and Class B Certificate-
                holder's Statements for the month of February 1999                    20

  9             Series 1996-3 Class A and Class B Certificate-
                holder's Statements for the month of February 1999                    22

  10            Series 1997-1 Class A and Class B Certificate-
                holder's Statements for the month of February 1999                    24

  11            Series 1997-2 Class A and Class B Certificate-
                holder's Statements for the month of February 1999                    26

  12            Series 1998-1 Class A and Class B Certificate-
                holder's Statements for the month of February 1999                    29

  13            Series 1998-2 Class A and Class B Certificate-
                holder's Statements for the month of February 1999                    32

  14            Series 1998-3 Class A and Class B Certificate-
                holder's Statements for the month of February 1999                    35

  15            Series 1998-4 Class A and Class B Certificate-
                holder's Statements for the month of February 1999                    38

  16            Series 1998-5 Certificateholder's Statement for
                the month of February 1999                                            41

  17            Series 1998-6 Certificateholder's Statement for
                the month of February 1999                                            42

  18            Trust Excess Spread Analysis                                          43